Greenspring Fund, Incorporated
                   Supplement dated October 15, 1999
                  to the Prospectus dated May 1, 1999

Effective October 15, 1999, advisory responsibility for the Greenspring Fund (the "Fund") will be transferred from Key Equity Management Corporation
("Key Equity") to Corbyn Investment Management, Inc., the parent company of Key Equity. The transfer will not change the fees the Fund pays for advisory services and will not change the nature of the advisory services provided to the Fund or the personnel providing such services.


        Please file this Prospectus Supplement with your records.